Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,651.36
Total Transaction Valuation	17,317,842.80
Total Offset Amount	0.00
Net Fee	$ 2,651.36